UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022

LIVE OAK BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-37497	26-4596286

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive, Wilmington, NC		28403

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (910) 790-5867

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, no par value per share	LOB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)On February 14, 2022, the Compensation Committee (the “Committee”) of the Board of Directors of Live Oak Bancshares, Inc. (the “Company”), approved (i) discretionary cash bonus awards and (ii) restricted stock unit (“RSU”) awards to certain named executive officers of the Company under the Company’s 2015 Omnibus Stock Incentive Plan (the “Plan”), as amended.  Each RSU represents a right to receive one share of the Company’s voting common stock upon vesting, subject to the terms and conditions described below.

William C. Losch, III, Chief Financial Officer, received a cash bonus award of $25,962 and an RSU award representing 6,320 shares of the Company’s voting common stock.  M. Huntley Garriott, Jr., President of Live Oak Banking Company, the Company’s wholly owned subsidiary, received a cash bonus award of $83,231.  Steven J. Smits, Chief Credit Officer, received a cash bonus award of $47,029 and an RSU award representing 7,900 shares of the Company’s voting common stock.  Neil L. Underwood, President of the Company, received a cash bonus award of $80,000.  Each of Mr. Losch and Mr. Smits’s RSU awards will vest in five equal annual installments beginning on February 14, 2023.  If either Mr. Losch or Mr. Smits’s employment terminates for any reason (other than under certain circumstances following a Corporate Transaction, as such term is defined in the Plan) before February 14, 2027, all unvested RSUs will be forfeited.

The foregoing description of the RSU awards do not purport to be complete and are qualified in their entirety by reference to the form of the applicable RSU award agreements, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description

99.1	Form of RSU Award Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVE OAK BANCSHARES, INC.

Date: February 18, 2022	By:	/s/ William C. Losch III
William C. Losch III
Chief Financial Officer

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